Unaudited pro forma financial summary (Detail) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Revenues	$ 42,594
Net income	$ 1,496
Net income per common share Basic	$ 0.08
Net income per common share Diluted	$ 0.08
Weighted average shares used to compute net income per common share basic	17,757,458
Weighted average shares used to compute net income per common share diluted	19,316,993